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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 15, 1999
                                                         ----------------


                    BARRISTER INFORMATION SYSTEMS CORPORATION
             (Exact name of Registrant as specified in its charter)



         Delaware                                   0-14063                     16-1176561
(State or other jurisdiction of             (Commission File Number)            (I.R.S. Employer
incorporation)                                                                  Identification No.)
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465 Main Street, Buffalo, New York                                         14203
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (716) 845-5010
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         Former name or former address , if changed since last report.)









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         ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On January 15, 1999, Barrister Information Systems Corporation (the
"Company") concluded the acquisition of the assets of Icon Technology LLC
("Icon"), a privately held software development and consulting company for 2,500 shares of preferred stock which are convertible into 2,500,000 shares of common stock. The closing price of the Company's common stock on January 15, 1999, was $.75 per share. The amount and form of consideration paid was determined through arms-length negotiations between the Company and the principals of Icon. The principals of Icon were Jay Moeller, Thomas Jones, Alan Lash and Stuart Guild.
In connection with completing the transaction, each of the principals entered into employment contracts with the Company ranging from three to five years. Jay
Moeller, President of Icon, and Thomas Jones, Chief Technology Officer of Icon, have been appointed as Vice Presidents of the Company. Mr. Moeller will also serve on the Board of Directors of the Company. The acquisition of the assets of Icon will be accounted for as a purchase as of January 1, 1999. The company intends to continue the operations of the business of Icon from their current location in Burlingame, California and to use the assets and facilities of Icon in furtherance of such operations.

         ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         ...(a) and (b) It is currently impracticable to file the required financial statements for the business acquired, as well as the required pro-forma financial information with respect to the acquisition at the time this report was filed. This information will be filed within sixty (60) days after this Current Report on Form 8-K is required to be filed.

         ...(c) The following exhibit is filed as part of this report:

         Exhibit 2. Asset Purchase Agreement, dated January 15, 1999, by and among Barrister Information Systems Corporation and Icon Technology LLC and Jay
Moeller, Tom Jones, Alan Lash and Stuart Guild.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Barrister Information Systems Corporation
                                                     (Registrant)

Date:  January 28, 1999                       /s/  Henry P. Semmelhack
       ----------------                -----------------------------------------
                                                      (Signature)
                                              Henry P. Semmelhack
                                              Chairman, President and CEO


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